LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated November 11, 2015

to the Prospectus Dated July 31, 2015

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Fidelity VIP Money Market Portfolio, this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

On page two of the prospectus, under Separate Account Investment Options, the following name change is effective December 1, 2015.

Fidelity VIP Money Market Portfolio will change its name to Fidelity VIP Government Money Market Portfolio

Under the heading When We Pay Proceeds from this Contract the reference to the Fidelity VIP Money Market Portfolio is hereby deleted and replaced with Fidelity VIP Government Money Market Portfolio effective December 1, 2015.

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS the following name change is effective December 1, 2015.

Fidelity VIP Money Market Portfolio will change its name to Fidelity VIP Government Money Market Portfolio

Under CONDENSED FINANCIAL INFORMATION the following name change is effective December 1, 2015.

Fidelity VIP Money Market Portfolio will change its name to Fidelity VIP Government Money Market Portfolio

A corresponding name change is hereby made throughout the prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this supplement for future reference.